UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2011 (May 4, 2011)
Triangle Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-33130	06-1798488

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina	27612

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 719-4770
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 4, 2011, Triangle Capital Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information in these Items 2.02 and 7.01 of Form 8-K, and Exhibit 99.1 attached hereto, are being furnished by the Company in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition as of and for the quarter ended March 31, 2011.
     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in these Items 2.02 and 7.01, and Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 4, 2011. Following are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:
Proposal 1 — Election of Directors
     The following individuals, constituting all of the nominees named in the Company’s Proxy’s Statement, were elected as directors to serve until the 2012 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

			Broker Non-
Director	For	Withheld	Votes
Garland S. Tucker, III	9,321,591	286,080	6,929,908
Brent P.W. Burgess	9,313,908	293,763	6,929,908
Steven C. Lilly	9,169,660	438,011	6,929,908
W. McComb Dunwoody	9,320,789	286,882	6,929,908
Mark M. Gambill	9,316,977	290,694	6,929,908
Benjamin S. Goldstein	9,321,402	286,269	6,929,908
Simon B. Rich, Jr.	9,307,144	300,527	6,929,908
Sherwood H. Smith, Jr.	9,226,763	380,908	6,929,908
Proposal 3 — Approval to Offer and Issue Debt Securities or Preferred Stock Convertible into Shares of our Common Stock
     The proposal to allow the Company to issue debt securities or preferred stock convertible into shares of our common stock was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
7,317,586	2,151,088	137,982
Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm
     The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
16,465,648	0	71,931
Proposal 5 — Advisory Vote on Executive Compensation
     The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
8,992,173	479,840	134,642
Proposal 6 — Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation
     The proposal to determine, on an advisory basis, whether the stockholders of the Company shall conduct an advisory vote every one year, two years or three years regarding the compensation of the Company’s named executive officers resulted in “Three Years.” The following votes were taken in connection with this proposal:

One Year	Two Years	Three Years	Abstain
3,172,000	388,199	5,903,559	142,898
     In accordance with the results of this vote, the Board of Directors determined to implement an advisory vote on executive compensation every three years until the next required vote on the frequency of shareholder votes on the compensation of executives, which is scheduled to occur at the 2017 Annual Stockholders Meeting.
Adjournment of 2011 Annual Stockholders Meeting
     The Company’s 2011 Annual Meeting of Stockholders was adjourned until Monday, June 13, 2011 at 8:30 a.m. (Eastern Time), in order to provide additional time to solicit proxies for Proposal 2, the approval to authorize Triangle Capital Corporation, pursuant to approval of its Board of Directors, to sell shares of its common stock during the next year at a price below Triangle Capital Corporation’s then current net asset value, or book value, per share. The meeting will be reconvened at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina, 27612.
Item 7.01. Regulation FD Disclosure.
     The disclosure contained in Item 2.02 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     The following Exhibit 99.1 is being furnished herewith to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated May 4, 2011 of the Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation
Date: May 4, 2011	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 4, 2011 of the Company

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